EXHIBIT 99.2

------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                     ACCRUAL BASIS
------------------------------------
CASE NUMBER: 400-42142-BJH-11                            02/13/95, RWD, 2/96
------------------------------------
JUDGE: BARBARA J. HOUSER
------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ DREW KEITH                                         CHIEF FINANCIAL OFFICER
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

DREW KEITH                                                   11/20/00
---------------------------------------              ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ KEVIN K. CRAIG                                   CONTROLLER, KITTY HAWK INC.
---------------------------------------              ---------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

KEVIN K. CRAIG                                                11/20/00
---------------------------------------              ---------------------------
PRINTED NAME OF PREPARER                                       DATE

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-1
------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------

COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE                   MONTH                   MONTH              MONTH
                                                                 ------------------------------------------------------------------
ASSETS                                                  AMOUNT                 OCTOBER, 2000
-----------------------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                                 $16,904                      $20,628
-----------------------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                        $0                           $0
-----------------------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                        $16,904                      $20,628                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                     $29,303,045                  $13,024,107
-----------------------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                                      $1,508,508                   $2,808,584
-----------------------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                       $0                           $0
-----------------------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                               $2,294,717                  $19,178,545
-----------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                          $111,256,463                 ($44,672,920)
-----------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                         $144,379,636                  ($9,641,056)                $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT                  $166,772,560                 $217,508,349
-----------------------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                 $0                  $51,878,276
-----------------------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                    $166,772,560                 $165,630,073                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                             $0                   $4,220,037
-----------------------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                                    $0                           $0                                   $0
-----------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                                 $311,152,196                 $160,209,054                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                                            $4,357,039
-----------------------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                                 $226,700
-----------------------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                                       $0
-----------------------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                                   $0
-----------------------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                                        $0
-----------------------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                         $9,548,468
-----------------------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                                $14,132,207                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                                               $29,350,000
-----------------------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                                  $2,177,962                           $0
-----------------------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                               $184,252,878                  $30,473,790
-----------------------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                                    $0                  $20,075,979
-----------------------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES                $186,430,840                  $79,899,769                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                            $186,430,840                  $94,031,976                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                                 $69,645,449
-----------------------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                                           ($3,468,371)
-----------------------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)                                                                                                     $0
-----------------------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                           $0                  $66,177,078                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                               $186,430,840                 $160,209,054                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           $0                 $0                $0
-----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-2
------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

INCOME STATEMENT
--------------------------------------------------------------------------------------------------------------------------------
                                                                 MONTH               MONTH          MONTH
                                                       -------------------------------------------------------      QUARTER
REVENUES                                                     OCTOBER, 2000                                           TOTAL
--------------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                                         $15,743,416                                          $15,743,416
--------------------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS                                       $0                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                                            $15,743,416              $0             $0           $15,743,416
--------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                                        $0                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                                                    $0                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                                                 $0                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                                        $0              $0             $0                    $0
--------------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                                           $15,743,416              $0             $0           $15,743,416
--------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
9.      OFFICER/INSIDER COMPENSATION                               $32,291                                              $32,291
--------------------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                                             $0                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
11.     GENERAL& ADMINISTRATIVE                                 $1,410,441                                           $1,410,441
--------------------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                                            $2,577,341                                           $2,577,341
--------------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                                    $13,452,447                                          $13,452,447
--------------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES                               $17,472,520              $0             $0           $17,472,520
--------------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                       ($1,729,104)             $0             $0           ($1,729,104)
--------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIST)                                $0                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LIST)                               $0                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                                          $566,251                                             $566,251
--------------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION/DEPLETION                                          $0                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                                               $13,188                                              $13,188
--------------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                                       $240,725                                             $240,725
--------------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES                               $820,164              $0             $0              $820,164
--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                                               $0                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                                               $0                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                                             $0                                                   $0
--------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES                                   $0              $0             $0                    $0
--------------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                                             ($1,020,007)                                         ($1,020,007)
--------------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                                      ($1,529,261)             $0             $0           ($1,529,261)
--------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-3
------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------

                                                               MONTH                 MONTH           MONTH
CASH RECEIPTS AND                                    -----------------------------------------------------------       QUARTER
DISBURSEMENTS                                              OCTOBER, 2000                                                TOTAL
-------------------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                                  $20,999         $20,628         $20,628               $20,999
-------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                                      $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                                     $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                           $14,344,857                                           $14,344,857
-------------------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                               $14,344,857              $0              $0           $14,344,857
-------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                                  $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                                  $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                                   ($14,345,228)                                         ($14,345,228)
-------------------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                          ($14,345,228)             $0              $0          ($14,345,228)
-------------------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                               ($371)             $0              $0                 ($371)
-------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                                       $20,628         $20,628         $20,628               $20,628
-------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                                     $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                              $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                                   $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                                           $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                                       $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                                       $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                             $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                                $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                          $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                                   $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                           $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                                        $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                                     $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                             $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                                   $0              $0              $0                    $0
-------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                               $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                               $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                             $0                                                    $0
-------------------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                                   $0              $0              $0                    $0
-------------------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                             $0              $0              $0                    $0
-------------------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                                ($371)             $0              $0                 ($371)
-------------------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                                        $20,628         $20,628         $20,628               $20,628
-------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-4
------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                               MONTH            MONTH            MONTH
                                                           SCHEDULE      ---------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                   AMOUNT           OCTOBER, 2000
----------------------------------------------------------------------------------------------------------------------------
1.     0-30                                                  $27,808,237        $9,668,192
----------------------------------------------------------------------------------------------------------------------------
2.     31-60                                                    $648,873          $809,259
----------------------------------------------------------------------------------------------------------------------------
3.     61-90                                                    $923,454          ($80,208)
----------------------------------------------------------------------------------------------------------------------------
4.     91+                                                      ($77,519)       $1,147,186
----------------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                             $29,303,045       $11,544,429               $0              $0
----------------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE
----------------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                             $29,303,045       $11,544,429               $0              $0
----------------------------------------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                                      MONTH: OCTOBER, 2000
--------------------------------------------------------------------------------------------------------------------------------
                                          0-30                  31-60              61-90             91+
TAXES PAYABLE                             DAYS                   DAYS              DAYS              DAYS            TOTAL
--------------------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                                         $0                 $0                $0               $0              $0
--------------------------------------------------------------------------------------------------------------------------------
2.     STATE                                     $226,700                 $0                $0               $0        $226,700
--------------------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                                              $0                $0               $0              $0
--------------------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                                                $0                $0               $0              $0
--------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                       $226,700                 $0                $0               $0        $226,700
--------------------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                        $1,188,737           $103,178        $1,219,176       $1,845,948      $4,357,039
--------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                              MONTH: OCTOBER, 2000
----------------------------------------------------------------------------------------------------------------------------------
                                                                BEGINNING           AMOUNT                            ENDING
                                                                   TAX           WITHHELD AND/        AMOUNT            TAX
FEDERAL                                                         LIABILITY*        0R ACCRUED           PAID          LIABILITY
----------------------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                                        $0          $964,879         $964,879              $0
----------------------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                                      $0                                                 $0
----------------------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                                      $0                                                 $0
----------------------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                                         $0                                                 $0
----------------------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                               $0                $0               $0              $0
----------------------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                                  $0                                                 $0
----------------------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                                  $0          $964,879         $964,879              $0
----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
----------------------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                                          $0                                                 $0
----------------------------------------------------------------------------------------------------------------------------------
9.     SALES                                                                $0                                                 $0
----------------------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                         $177,474           $49,226                         $226,700
----------------------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                                         $0                                                 $0
----------------------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                                        $0                                                 $0
----------------------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                                    $0                                                 $0
----------------------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                                  $0                                                 $0
----------------------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                            $177,474           $49,226               $0        $226,700
----------------------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                                    $177,474        $1,014,105         $964,879        $226,700
----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

-------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS-5
-------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH: OCTOBER, 2000
------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                          Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A. BANK:                                   Bank One
--------------------------------------------------------------------------------------------
B. ACCOUNT  NUMBER:                               100130152                                      TOTAL
--------------------------------------------------------------------------------------------
C. PURPOSE  (TYPE):                        Operating Account
------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                        $0                                              $0
------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                  $0                                              $0
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                      $0                                              $0
------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                           $0                                              $0
------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                       $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------
                                               DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE       INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                 $0              $0
------------------------------------------------------------------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                             $20,628
------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                    $20,628
------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-6
------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------

                                                        MONTH: OCTOBER 2000

----------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                  INSIDERS
--------------------------------------------------------------------------------
                         TYPE OF                     AMOUNT          TOTAL PAID
              NAME       PAYMENT                      PAID            TO DATE
--------------------------------------------------------------------------------
1.   Clark Stevens       Salary                        $16,458          $89,999
--------------------------------------------------------------------------------
2.   Donny Scott         Salary                        $15,833          $59,999
--------------------------------------------------------------------------------
3.   Susan Hawley        Salary                             $0          $41,667
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                       $32,291         $191,665
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                     PROFESSIONALS
-------------------------------------------------------------------------------------------------------------------------
                                DATE OF COURT                                                                TOTAL
                              ORDER AUTHORIZING          AMOUNT            AMOUNT         TOTAL PAID        INCURRED
                   NAME            PAYMENT              APPROVED            PAID           TO DATE         & UNPAID *
-------------------------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
-------------------------------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                                              $0               $0               $0               $0
-------------------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
--------------------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------------------------------
                                                        SCHEDULED         AMOUNTS
                                                         MONTHLY            PAID            TOTAL
                                                        PAYMENTS           DURING           UNPAID
                 NAME OF CREDITOR                          DUE             MONTH         POSTPETITION
--------------------------------------------------------------------------------------------------------
1.   PEGASUS                                                 $403,000         $403,000               $0
--------------------------------------------------------------------------------------------------------
2.   REPUBLIC                                                $269,166         $269,166               $0
--------------------------------------------------------------------------------------------------------
3.   PROVIDENT                                               $125,000         $125,000               $0
--------------------------------------------------------------------------------------------------------
4.   COAST BUSINESS                                          $262,000         $262,000               $0
--------------------------------------------------------------------------------------------------------
5.   WELLS FARGO                                                   $0               $0               $0
--------------------------------------------------------------------------------------------------------
6.   TOTAL                                                 $1,059,166       $1,059,166               $0
--------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-7
------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------

                                                        MONTH: OCTOBER 2000

QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------
                                                                                   YES             NO
-----------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                         X
-----------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                   X
-----------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                             X
-----------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                       X
-----------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                       X
-----------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                 X
-----------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                    X
-----------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                             X
-----------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                   X
-----------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                                  X
-----------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                            X
-----------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                              X
-----------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
a)  Unserviceable engine ESN 654009 traded in for $75,000 toward purchase of ESN 666135, with balance of asset as loss on sale
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------------
                                                                                   YES             NO
-----------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                      X
-----------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                        X
-----------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------------
IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                    INSTALLMENT  PAYMENTS
-------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                PAYMENT AMOUNT
            POLICY                    CARRIER          PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
      SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                        FOOTNOTES SUPPLEMENT
------------------------------------
CASE NUMBER: 400-42142-BJH-11                               ACCRUAL BASIS
------------------------------------

                                              MONTH:            OCTOBER, 2000

-----------------------------------------------------------------------------------------------------------
   ACCRUAL BASIS       LINE
    FORM NUMBER       NUMBER                     FOOTNOTE/EXPLANATION

-----------------------------------------------------------------------------------------------------------
       3                8      All cash received into the subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account
-----------------------------------------------------------------------------------------------------------
       3                31     All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
-----------------------------------------------------------------------------------------------------------
       4                6      All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
-----------------------------------------------------------------------------------------------------------
       7                3      All insurance policies are carried in the name of Kitty Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.
-----------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

DETAILS OF OTHER ITEMS                                          OCTOBER, 2000


ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                              $ (44,672,920)Reported
                                                   -----------------
        Intercompany Receivables                        (49,025,226)
        Deposits - State Street Bank (TA Air)             3,534,696
        Deposits - Landing & Parking                         25,000
        Deposits - Ventura Aerospace                         65,125
        Deposits - Rent                                     112,723
        Deposits - Misc                                     502,709
        Intangible - Mather                                 112,053
                                                   -----------------
                                                        (44,672,920)Detail
                                                   -----------------
                                                                  - Difference


14.  OTHER (ATTACH LIST)                                $ 4,220,037 Reported
                                                   -----------------
        Deposits - Aircraft Leases                        2,940,816
        Intangible - ATAZ STC                             1,279,221
                                                   -----------------
                                                          4,220,037 Detail
                                                   -----------------
                                                                  - Difference


22.  OTHER (ATTACH LIST)                                $ 9,548,468 Reported
                                                   -----------------
        Accrued A/P                                       2,260,260
        Deposit held for ATAZ sale                          150,000
        Accrued Salaries & Wages                          1,535,436
        Accrued 401K & Misc PR Deductions                    58,885
        Accrued PR Taxes (FICA)                             117,283
        Accrued Fuel Exp                                  6,690,706
        Accrued Interest                                    291,156
        Accrued Maintenance Reserves                      1,015,185
        Accrued Notes Payable 1st Source                   (256,720)
        Accrued Fed Income Tax (Post)                    (2,313,723)
                                                   -----------------
                                                          9,548,468 Detail
                                                   -----------------
                                                                  - Difference


27.  OTHER (ATTACH LIST)                               $ 20,075,979 Reported
                                                   -----------------
        Accrued A/P                                       5,313,797
        Accrued Maintenance Reserves                     10,267,512
        Accrued Fed Income Tax (Pre)                      3,332,363
        Accrued Taxes - Other                                   521
        FINOVA Equip Accrued                                373,786
        Pegasus Lease Incentive                             788,000
                                                   -----------------
                                                         20,075,979 Detail
                                                   -----------------
                                                                  - Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

DETAILS OF OTHER ITEMS                                          OCTOBER, 2000


ACCRUAL BASIS-2
13.  OTHER (ATTACH LIST)                                $13,452,447 Reported
                                                   -----------------
        Aircraft Expense                                  2,430,934
        Maintenance                                       4,682,537
        Fuel                                                157,656
        Ops Wages-Flight                                  2,204,216
        Ops Wages-Grnd                                      848,890
        Ground Handling                                   1,098,471
        Other Operating Exp                               2,029,743

                                                   -----------------
                                                         13,452,447 Detail
                                                   -----------------
                                                                  - Difference

16.  NON OPERATING INCOME (ATT. LIST)                            $0 Reported
                                                   -----------------
        Interest Income                                           - Detail
                                                   -----------------
                                                                  - Difference

21.  OTHER (ATTACH LIST)                                   $240,725 Reported
                                                   -----------------
        (Gain)/Loss on Sale of Assets                       240,725 Detail
                                                   -----------------
                                                                  - Difference

ACCRUAL BASIS-3

8.   OTHER  (ATTACH  LIST)                              (14,345,228)Reported
                                                   -----------------
        Transfer to Inc - all money sweeps              (14,345,228)Detail
                                                   -----------------
           to KH Inc. Case #400-42141                             - Difference
                                                   -----------------